Scudder
Global
Fund

Annual Report
June 30, 1999

No-Load Funds

For investors seeking long-term growth of capital from a professionally managed portfolio consisting primarily of global equity securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                                 Scudder Global Fund

--------------------------------------------------------------------------------
Date of Inception:  7/23/86    Total Net Assets as         Ticker Symbol:  SCOBX
                               of 6/30/99:  $1.6 billion
--------------------------------------------------------------------------------


o Despite a high level of volatility, virtually all major world markets rose during the period. The Fund's theme-based approach allowed it to take advantage of several of the positive trends helping to shape the evolving global economy, such as the growth of the Internet and the increasing use of outsourcing as a means to gain greater efficiencies.

o The Fund, which has posted an average annual return of 12.54% over the ten years ended June 30, 1999, has been given an overall rating of four stars by Morningstar(TM).^1

o Believing that there may be reasons to be skeptical about the sustainability of the recent gains in the world stock markets, we have positioned the portfolio to thrive in a variety of conditions.

                                  Table of Contents

   3  Letter from the Fund's Chairman

   4  Performance Update

   5  Portfolio Summary

   6  Portfolio Management Discussion

  10  Glossary of Investment Terms

  11  Investment Portfolio

  16  Financial Statements

  19  Financial Highlights

  20  Notes to Financial Statements

  24  Report of Independent Accountants

  25  Tax Information

  28  Officers and Directors

  29  Investment Products and Services

  30  Scudder Solutions

^1 Morningstar proprietary rankings reflect historical risk-adjusted performance as of June 30, 1999. The ratings are subject to change every month and are calculated from the funds' 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Past performance is no guarantee of future results. Scudder Global Fund received 4 stars for the 3-, 5-, and 10-year periods. The top 10% of funds in a broad asset class receive 5 stars, and the next 22.5% receive 4 stars, and the next 35% receive 3 stars. Scudder Global Fund was rated among 987, 498, and 114 international equity funds for the 3-, 5-, and 10-year periods, respectively. Scudder Global Funds one-, three-, and five-year returns were 7.18%, 15.45%, and 14.39%, respectively.



                            2 - SCUDDER GLOBAL FUND

                         Letter from the Fund's Chairman

Dear Shareholders,

     In the volatile market environment of the past year, it has been easy to get swept up in the fluctuations of the global stock markets. In the age of round-the-clock information access, where investors must sort through the meaning of countless news reports, economic releases, and market commentary, a short-term focus can be difficult to avoid. However, we at Scudder strive to look past the short-term noise and instead focus on the long-term trends that lead to investment success over time.

Scudder Global Fund has demonstrated the value of a long-term orientation amid this increasingly tumultuous environment. The Portfolio Management Team uses a top-down approach to identify themes that are likely to emerge as the key drivers of global growth in the years ahead, and seeks to invest in the best companies that fit within those themes. This approach has led management to construct a highly diversified portfolio that invests in leading companies in both the growth and value sectors, as well as a wide variety of industries. In a volatile market where the smallest signs of inflation can send stocks into a tailspin, the focus on long-term trends in the business environment has held Scudder Global Fund in good stead, and allowed it to post market-beating performance over the last ten years. For more information on the changing market environment and the Fund's theme-based approach to global investing, please see the Portfolio Management Discussion beginning on page 6.

For those of you who are interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of providing long term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

Thank you for your continued investment in Scudder Global Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER or visit our Web site at www.scudder.com.

     Sincerely,

     /S/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder Global Fund


                            3 - SCUDDER GLOBAL FUND

                     Performance Update as of June 30, 1999

--------------------------------------------------------------------------------
Fund Index Comparisons
--------------------------------------------------------------------------------
                          Total Return
   -------------------------------------------------
   Period Ended      Growth of                Average
   6/30/1999         $10,000    Cumulative    Annual
   -------------------------------------------------
   Scudder Global Fund
   -------------------------------------------------
   1 Year           $ 10,718       7.18%     7.18%

   5 Year           $ 19,584      95.84%    14.39%

   10 Year          $ 32,586     225.86%    12.54%
   -------------------------------------------------

   MSCI World Index
   -------------------------------------------------

   1 Year          $ 11,567      15.67%    15.67%

   5 Year          $ 21,690     116.90%    16.74%

   10 Year         $ 29,639     196.39%    11.47%
   -------------------------------------------------


--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

                         MSCI World Index           Scudder Global Fund
                         ----------------           -------------------

           '89                10000                      10000
           '90                10711                      12000
           '91                10186                      11377
           '92                10616                      12979
           '93                12396                      14725
           '94                13665                      16639
           '95                15121                      18155
           '96                17909                      21178
           '97                21897                      26454
           '98                25625                      30403
           '99                29639                      32586

                          Yearly periods ended June 30


The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.


--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:


                          Yearly Periods Ended June 30

                                    1990    1991    1992     1993    1994    1995    1996    1997    1998     1999
---------------------------------------------------------------------------------------------------------------------
Net Asset Value                   $ 20.36 $ 18.06 $ 19.56  $ 21.63 $ 23.93 $ 25.64 $ 28.73 $ 33.67 $ 32.41  $ 31.30
---------------------------------------------------------------------------------------------------------------------
Income Distributions              $   .20  $  .37  $  .31   $  .16  $  .24  $  .11  $  .25  $  .28  $  .88   $  .55
---------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions       $   .55  $  .83  $  .66   $  .34  $  .26  $  .34  $  .84  $ 1.53  $ 4.58   $ 2.61
---------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)               20.00   -5.20   14.09    13.45   12.99    9.11   16.65   24.91   14.93     7.18
---------------------------------------------------------------------------------------------------------------------
Index Total Return (%)               7.09   -4.90    4.22    16.75   10.23   10.67   18.44   22.27   17.02    15.67
---------------------------------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


                            4 - SCUDDER GLOBAL FUND

                        Portfolio Summary as of June 30, 1999

--------------------------------------------------------------------------------
Geographical
(Excludes 3% Cash Equivalents)
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.


      United States and Canada       46%
      Europe                         35%
      Japan                          11%
      Pacific Basin                   5%
      Latin America                   2%
      Africa                          1%
   --------------------------------------
                                    100%
   --------------------------------------

During the period, management increased the Fund's weighting in Japan, and trimmed its position in Europe.


--------------------------------------------------------------------------------
Sectors
(Excludes 3% Cash Equivalents)
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.


      Financial                      16%
      Manufacturing                  15%
      Energy                         13%
      Metals and Minerals             9%
      Technology                      8%
      Health                          7%
      Service Industries              6%
      Utilities                       5%
      Media                           4%
      Other                          17%
   --------------------------------------
                                    100%
   --------------------------------------


Sector weightings are a function of the Fund's theme-based approach.


--------------------------------------------------------------------------------
Ten Largest Equity Holdings
(17% of Portfolio)
--------------------------------------------------------------------------------

    1. International Business Machines
       Corp.
       Manufacturer of computers and
       servicer of information
       processing units in the United
       States

    2. Immunex Corp.
       Pharmaceutical company in the
       United States

    3. USEC Inc.
       Provider of enriched uranium
       products  and  services in the
       United States

    4. Enron Corp.
       Producer of natural gas and
       electricity in the United States

    5. General Electric Co., plc
       Manufacturer of power,
       communications and defense
       equipment in the United Kingdom

    6. UNUM Corp.
       Provider of group disability and
       special risk insurance in the
       United States

    7. Bayer AG
       Chemical producer in Germany

    8. Electronic Data Systems Corp.
       Provider of information
       technology systems in the United
       States

    9. Rio Tinto plc
       Mining company in the United
       Kingdom

   10. Sony Corp.
       Manufacturer of consumer
       electronic products in Japan

The Fund's top ten holdings illustrate its extensive diversification.


For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                            5 - SCUDDER GLOBAL FUND

                           Portfolio Management Discussion

In the following interview, Lead Portfolio Manager William Holzer discusses Scudder Global Fund's strategy and the market environment in the twelve-month period ended June 30, 1999.

Q: How would you characterize the global stock markets so far in 1999?

A: The overall rise in stock prices over the first half of the year masked considerable volatility in the global financial markets. We feel that the catalyst for rapid market movements has been the high level of uncertainty regarding the direction of the global economy. While much of the volatility can be attributed to investors' reaction to stronger-than-expected growth and its potential effect on interest rates, it still remains to be seen whether the strength of early 1999 signals the beginnings of a new upleg of the expansion, or if it merely marks a short-term bump on the road to a more deflationary environment. This uncertainty is evident in all three of the geographical areas where we focus our efforts -- the U.S., Europe, and Japan.

In the U.S., large-cap growth names ceded their leadership position to value stocks in April, but the market's lack of conviction led to an oscillation between growth and value during the final two months of the period. Meanwhile, internet stocks gave up significant ground, and bond markets were very nervous away from the large benchmark Treasury issues. European stocks rose grudgingly amid an investment environment that took a decided turn for the worse. While there are signs that growth is picking up in the region, investors were put off by crisis in Kosovo and the lack of meaningful structural reform on the continent. In addition, there have been signs of teething problems for the euro as the "one size fits all" monetary policy is tailored more for the core economies than those on the periphery. In Japan, investors have been more optimistic due to the combination of looser monetary policy, meaningful corporate restructuring, and renewed growth. Despite the resurgence in Japanese equities, however, we feel that there are still reasons for skepticism. A significant portion of the recent bounce in the country's GDP was due to an increase in government spending, while personal consumption, which will be necessary for a truly meaningful rebound, remains slow. In addition, the increase in new investment in new capacity is alarming at a time when so much excess capacity still overhangs the market. We feel that if growth does indeed resume in Japan, it is likely to be accompanied by inflation.

Given the many stumbling blocks that could potentially disrupt the long stretch of positive performance that stocks have produced since last year's financial crisis, we have developed a strategy that is designed to prepare the portfolio for a variety of scenarios. Specifically, we use a theme-based approach to identify companies that are positioned to capitalize on powerful long-term trends in the global economy.

Q: How did the Fund perform in this environment?

A: The Fund provided a total return of 7.18% for the twelve-month period June 30, 1999, trailing the 15.67% return of its unmanaged benchmark, the MSCI World Index. The Fund's underperformance can be attributed to its lack of exposure to the large-cap growth stocks that led the markets in both


                            6 - SCUDDER GLOBAL FUND
the U.S. and Europe throughout the period. The reason for its underexposure lies in our investment discipline, which focuses on both growth and value stocks. The extreme prices at which these large-caps traded were a function of momentum-based growth investors on one hand, and the effects of passive indexing on the other. Momentum is not a part of our discipline, and we found the valuations of many of these stocks to be excessive and risky. Our relative performance has been particularly strong so far in the 1999 calendar year, as the Fund's increased exposure to technology proved beneficial in the first quarter, and its position in cyclicals helped in the second. We remain convinced in the value of our investment discipline, which we believe will yield significant benefits in due course.

Q: Have the events of the past six months affected your overall thinking?

A: No -- our "top-down" approach has allowed us to uncover several important trends that we believe stand out above the noise. Most important, we are focused on the role of technology in society. The Internet enables both businesses and consumers to leap geographic boundaries and physical barriers, and creates new markets for consumer-to-business and business-to-business commerce. Over time, this has been, and will continue to be, a powerful driver of falling prices as competition increases and corporations become more efficient. The legacy of excess industrial capacity in Asia and Europe after the long period of globalization in the 1990s has also contributed to weak prices. Technology is both a source of secular growth and a driver of fundamental, and deflationary, corporate change. Our investment themes seek to achieve balanced exposure to these processes of change by focussing on the companies that can enable and adapt to the Internet world, and those companies in traditional industries that can adapt successfully to the shifting global business environment.

Q: With that as a backdrop, what are the most important new investment themes in the portfolio?

A: The themes we have developed recently are consistent with our goal of constructing a portfolio that we believe should deliver outperformance in any environment. Specifically, we have begun to add what we call "virtual companies," those that retain control over the highest level of intellectual content and value-added activities, and outsource all other functions to companies with the strongest competencies in those functions. The investment potential of virtual companies lies in their ability to create brand names, new franchises, and monopoly power, as well as their potential to achieve immediate "first mover" advantages. The extreme case of the virtual company is the internet firm with no hard assets, where all production is contracted in order to increase flexibility. We believe that over time, the virtual company will develop into the superior institution for wealth creation in the global marketplace. Examples of Fund holdings that fit within this theme are Prudential Corp. (U.K.) and Sabre Group. Although the investable universe under this theme is still limited, we expect it, and our exposure to it, to increase in the coming months.

                            7 - SCUDDER GLOBAL FUND

We also introduced a theme called "The Ultimate Subcontractor," which focuses on the companies whose low costs and superior efficiencies have made them the leading beneficiaries of the trend toward outsourcing. Several natural resources companies, such as Rio Tinto and Woodside Petroleum, have carved out a role as the leading suppliers to companies that are turning "virtual."

Q: In the last report, you discussed themes called "The Empowered Consumer" and "Secure Streams of Income." Are these two concepts still playing an important role in the portfolio?

A: Yes. At the end of the period, we had substantial holdings in stocks that fit within both categories. The Empowered Consumer involves companies that provide consumer enabling technologies related to the Internet. We believe that the companies that build the electronic infrastructure that connects businesses and their customers are poised for significant growth in the years ahead. Holdings that have performed well within this category are Motorola, Sun Microsystems, Sony, and TDK. Secure Streams of Income, meanwhile, includes companies that have the ability to produce stable returns even in adverse economic conditions. We expect that companies such as Railtrack, an owner and operator of British Railways, and Peco Energy, a utility, will provide defensive qualities in the event of a slowdown.

                            8 - SCUDDER GLOBAL FUND

Q: What is your outlook for equities from here?

A: Our current thinking is that the set of circumstances that has led the market to attribute very high values to a small group of large capitalization growth stocks is unlikely to be repeated. If it is not, we should find that the thematic strategy, diversification, and value orientation of the portfolio will add significant value. While the outcome for the global economy is not clear at this juncture, we are confident that our current strategy has positioned the Fund for long-term outperformance whether stronger global growth increases inflationary pressures, or a weaker environment brings about deflation.

Scudder Global Fund:
A Team Approach to Investing

Scudder Global Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

Lead Portfolio Manager William E. Holzer has had day-to-day responsibility for Scudder Global Fund's worldwide strategy and investment themes since its inception in 1986. Mr. Holzer, who has over 22 years of experience in global investing, joined the Adviser in 1980. Diego Espinosa, Portfolio Manager, joined the team in 1997 and the Adviser in 1996. Mr. Espinosa is also responsible for development of the Fund's strategy and management of the portfolio on a daily basis. Mr. Espinosa has seven years of investment industry experience. Nicholas Bratt, Portfolio Manager, directs Scudder's overall global equity investment strategies. Mr. Bratt joined the Adviser in 1976 and the team in 1993.

                            9 - SCUDDER GLOBAL FUND

                          Glossary of Investment Terms

CYCLICAL STOCKS                     Companies whose earnings are closely tied to
                                    the business cycle. Cyclical industries
                                    include steel, cement, paper, machinery, and autos.

DEFENSIVE SECURITIES                Stocks and bonds that are more conservative
                                    than average, and tend to perform better than the overall market when that market is weak. Often, non-cyclical stocks are used to establish a defensive position, since they tend not to be as severely affected during economic slowdowns.

DEFLATION                           A decline in the prices of goods and
                                    services. The opposite of inflation,
                                    deflation usually has a negative effect on output and employment.

MARKET CAPITALIZATION               The market value of a company's outstanding
                                    shares of common stock, determined by
                                    multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization.
                                    "Large-cap" stocks tend to be more liquid.

TOP-DOWN INVESTING  STYLE           A method in which the investor first looks
                                    at trends in the general economy (or, in the case of international investing, the economies of several countries), and next selects companies or industries that stand to benefit from those trends. Opposite of bottom-up investing.

WEIGHTING (OVER/UNDER)              Refers to the allocation of assets --
                                    usually in terms of sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

(Sources: Scudder Kemper Investments, Inc., Barron's Dictionary of Finance and Investment Terms)


                            10 - SCUDDER GLOBAL FUND

                      Investment Portfolio as of June 30, 1999

                                                                                     Principal      Market
                                                                                     Amount ($)    Value ($)
------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.5%
------------------------------------------------------------------------------------------------------------
Repurchase  Agreement with Donaldson,  Lufkin & Jenrette dated 6/30/1999 at 4.8%
  to be repurchased at $40,413,388 on 7/1/1999,  collateralized by a $40,946,000
  U.S. Treasury Bond, 3.625%, 4/15/2028 (Cost $40,408,000) .......................   40,408,000   40,408,000

                                                                                        Shares
------------------------------------------------------------------------------------------------------------
Participating Loan Notes 0.4%
------------------------------------------------------------------------------------------------------------
Luxembourg

Eurotunnel Finance Ltd., Step-up Coupon, 1.0% to 12/31/2005, 1% plus 26.45% of net
  available cash flow to 4/30/2040 (Cost $6,183,494) .............................        4,617    6,498,886

Common Stocks 97.1%
------------------------------------------------------------------------------------------------------------
Australia 2.2%

Foster's Brewing Group, Ltd. (Brewery) ...........................................    2,832,000    8,028,052

WMC Ltd. (Mineral exploration and production) ....................................    2,021,351    8,733,689

Woodside Petroleum Ltd. (Oil and gas producer) ...................................    2,763,700   18,822,522
                                                                                                ------------
                                                                                                  35,584,263
                                                                                                ------------
Austria 0.4%

Flughafen Wien AG (Operator of terminals and facilities at Vienna International
  Airport) .......................................................................      146,900    6,186,566
                                                                                                ------------
Brazil 1.6%

Aracruz Celulose S.A. (ADR) (pfd.) "B" (Producer of eucalyptus kraft pulp) .......      605,400   13,318,800

Companhia Vale do Rio Doce (pfd.) "A" (Diverse mining and industrial complex) ....      621,200   12,360,432
                                                                                                ------------
                                                                                                  25,679,232
                                                                                                ------------
Canada 4.4%

Barrick Gold Corp. (Gold exploration and production in North and South America) ..      857,800   16,619,875

BCE, Inc. (Telecommunication services) ...........................................      235,000   11,503,104

Canadian National Railway Co. (Railroad operator) ................................      261,400   17,637,099

Canadian Pacific Ltd. (Transportation and natural resource conglomerate) .........      492,656   11,763,515

Molson Cos., Ltd. "A" (Brewery) ..................................................      484,000    8,816,210

Noranda, Inc. (International mining and metals company) (c) ......................      269,000    3,560,240
                                                                                                ------------
                                                                                                  69,900,043
                                                                                                ------------
China 0.5%

American Standard China "B"* (Plumbing products) (b) .............................          526    3,419,000

Huaneng Power International, Inc. "N" (ADR) (Developer and operator of
  large coal-fired power plants) .................................................      319,300    5,468,013
                                                                                                ------------
                                                                                                   8,887,013
                                                                                                ------------

    The accompanying notes are an integral part of the financial statements.

                            11 - SCUDDER GLOBAL FUND

                                                                                                    Market
                                                                                       Shares      Value ($)
-------------------------------------------------------------------------------------------------------------
France 1.5%

AXA S.A. (Insurance group providing insurance, finance and real estate services)        65,651     8,038,338

Canal Plus (Pay television network) ............................................        56,602    15,940,446
                                                                                                ------------
                                                                                                  23,978,784
                                                                                                ------------
Germany 10.6%

Allianz AG (Multi-line insurance company) (c) ..................................        29,438     8,195,977

BASF AG (International chemical producer) ......................................       424,799    18,839,721

Bayer AG (Chemical producer) (c) ...............................................       551,474    23,059,324

Bayerische Vereinsbank AG (Commercial bank) ....................................       225,514    14,704,634

Heidelberger Druckmaschinen AG (Manufacturer of commercial printing presses) ...        75,651     4,329,921

Hoechst AG (Chemical producer) .................................................       483,993    21,990,938

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance company) .        59,290    11,015,040

RWE AG (pfd.) (Producer of petroleum and chemical products) ....................       382,775    17,784,159

Schering AG (Pharmaceutical and chemical producer) (c) .........................       143,705    15,289,918

VEBA AG (Provider of electricity, heating, and water services) (c) .............       277,482    16,370,043

VIAG AG (Provider of electrical power, aluminum products, and chemicals) (c) ...        34,476    16,342,651
                                                                                                ------------
                                                                                                 167,922,326
                                                                                                ------------
Hong Kong 2.6%

Cheung Kong Holdings Ltd. (Real estate company) ................................       449,000     3,993,066

Citic Pacific Ltd. (Diversified holding company) ...............................     4,776,000    15,235,284

Hutchison Whampoa, Ltd. (Diversified investment holding company) ...............     1,795,000    16,252,562

New World Development Co., Ltd. (Property investment and development) ..........     1,707,421     5,116,519
                                                                                                ------------
                                                                                                  40,597,431
                                                                                                ------------
Hungary 0.2%

The First Hungary Fund Limited "A"* (Investment company) .......................         3,619     4,161,850
                                                                                                ------------
Italy 0.2%

Istituto Nazionale delle Assicurazione* (Insurance company) ....................     1,338,300     3,116,565
                                                                                                ------------
Japan 10.5%

Bank of Tokyo-Mitsubishi, Ltd. (Provider of financial services) ................       647,000     9,213,066

Daiwa Securities Co., Ltd. (Provider of brokerage and other financial services)      1,844,000    12,191,736

Mitsubishi Estate Co., Ltd. (Real estate company) ..............................     1,643,000    16,036,223

Mitsui Fudosan Co., Ltd. (Real estate company) .................................       984,000     7,969,587

Nichiei Co., Ltd. (Finance company for small and medium-sized firms) ...........        89,800     7,866,777

Sanwa Bank, Ltd. (Bank) ........................................................       775,000     7,628,306

Sharp Corp. (Manufacturer of consumer and industrial electronics) ..............     1,556,000    18,389,091

Shohkoh Fund & Co., Ltd. (Finance company for small and medium-sized firms) ....        18,300    13,127,603

    The accompanying notes are an integral part of the financial statements.

                            12 - SCUDDER GLOBAL FUND

                                                                                                     Market
                                                                                        Shares      Value ($)
--------------------------------------------------------------------------------------------------------------
Sony Corp. (Manufacturer of consumer electronic products) .......................       209,800    22,627,190

Sumitomo Metal Mining Co., Ltd. (Gold, nickel and copper mining company) ........     1,427,000     5,896,694

TDK Corp. (Manufacturer of magnetic tapes and floppy discs) .....................       100,000     9,148,760

Toshiba Corp. (Manufacturer of electric machinery) ..............................     2,401,000    17,124,488

Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer of ethical drugs) .............       497,000    19,017,438
                                                                                                 ------------
                                                                                                  166,236,959
                                                                                                 ------------
South Africa 1.5%

Anglo American Platinum Corp., Ltd. (Platinum producer) .........................        60,000     1,404,197

Anglo American Platinum Corp., Ltd. (ADR) .......................................       462,586    10,361,926

Impala Platinum Holdings Ltd. (ADR) (Miner and marketer of platinum group metals)       468,500    11,712,500
                                                                                                 ------------
                                                                                                   23,478,623
                                                                                                 ------------
Sweden 0.4%

AGA AB "B" (Producer and distributor of industrial and medical gases) ...........       458,730     5,692,953
                                                                                                 ------------
Switzerland 4.6%

Clariant AG (Registered) (Manufacturer of color chemicals) ......................        14,410     5,959,548

Nestle S.A. (Registered) (Food manufacturer) ....................................         6,863    12,422,141

Novartis AG (Registered) (Pharmaceutical company) ...............................         9,812    14,393,047

Roche Holdings AG (Producer of drugs and medicines) .............................         1,462    15,097,099

Swisscom AG (Operator of telecommunication networks and network application
  services) .....................................................................        36,953    13,969,309

UBS AG (Registered) (Provider of banking and asset management services) .........        36,616    10,978,885
                                                                                                 ------------
                                                                                                   72,820,029
                                                                                                 ------------
United Kingdom 15.8%

BOC Group plc (Producer of industrial gases) ....................................       806,556    15,804,494

British Telecom plc (Telecommunication services) ................................       701,760    11,758,112

Carlton Communications plc (Television post production products and services) ...     1,806,896    14,994,893

Enterprise Oil plc (Oil and gas exploration and production) .....................     1,166,447     7,450,837

Gallaher Group plc (Manufacturer of tobacco products) ...........................     1,494,152     9,217,136

General Electric Co., plc (Manufacturer of power, communications and defense
  equipment) ....................................................................     2,501,693    25,437,909

Great Universal Stores plc "A" (Catalog home shopping) ..........................     1,083,880    12,098,516

J Sainsbury plc (Retail distributor of food through supermarkets) ...............     1,921,215    12,124,405

LASMO plc* (Oil production and exploration) .....................................     3,852,035     8,690,619

National Grid Group plc (Owner and operator of electric transmission systems) ...     2,048,142    14,282,584

Prudential Corporation plc (Provider of a broad range of financial services) ....       999,808    14,748,664

Railtrack Group plc (Operator of railway infrastructure) ........................       788,955    16,144,206

Reed International plc (Publisher of scientific, professional and business to
  business materials) ...........................................................     1,177,947     7,842,647

Reuters Group plc (International news agency) (c) ...............................     1,445,469    19,030,912

    The accompanying notes are an integral part of the financial statements.

                            13 - SCUDDER GLOBAL FUND

                                                                                                  Market
                                                                                     Shares      Value ($)
-----------------------------------------------------------------------------------------------------------
Rio Tinto plc (Mining company) ...............................................     1,351,548    22,666,748

Shell Transport & Trading plc (Petroleum company) ............................     2,800,363    21,030,314

SmithKline Beecham plc (Manufacturer of ethical drugs and healthcare products)     1,323,035    17,220,658
                                                                                               -----------
                                                                                               250,543,654
                                                                                               -----------
United States 40.1%

Amerada Hess Corp. (Exploration, production and transmission of crude oil and
  natural gas) ...............................................................       194,800    11,590,600

America Online Inc. (Provider of online computer services) ...................        65,800     7,270,900

AT&T Corp. (Telecommunication services) ......................................       290,301    16,202,425

AT&T Corp - Liberty Media Group* (Holding company of entertainment networks) .       591,776    21,747,762

Atlantic Richfield Co. (Petroleum company) ...................................       188,100    15,718,106

Azurix Corp.* (Provider of wastewater related services) ......................       411,400     8,228,000

Biogen Inc.* (Biotechnology research and development company) ................       194,040    12,479,198

CSX Corp. (International transportation company) .............................       307,100    13,915,469

Comcast Corp. "A" (Operator of cable communication networks) .................       363,700    13,979,719

Conoco Inc. "A" (Explorer of crude oil, natural gas, and natural gas liquids)        442,800    12,343,050

Duke Energy Corp. (Electric utility in the Carolinas) ........................       216,500    11,772,188

Electronic Data Systems Corp. (Provider of information technology systems) (c)       403,100    22,800,344

Enron Corp. (Producer of natural gas and electricity) ........................       354,700    28,996,725

Equity Residential Properties Trust (REIT) (Owner of apartment properties) ...       363,300    16,371,206

Freeport McMoRan Copper & Gold, Inc. "B" (Copper, gold and silver mining in
  Indonesia) .................................................................        69,100     1,239,481

Homestake Mining Co. (International gold producer) ...........................     1,377,800    11,280,738

Immunex Corp.* (Pharmaceutical company) ......................................       231,600    29,514,525

International Business Machines Corp. (Manufacturer of computers and servicer
  of information processing units) ...........................................       284,680    36,794,890

Lockheed Martin Corp. (Manufacturer of aircraft, missiles and space equipment)       429,200    15,987,700

MBIA, Inc. (Insurer of municipal bonds) ......................................       111,600     7,226,100

Motorola Inc. (Manufacturer of telecommunication products and semiconductors)        189,400    17,945,650

Newmont Mining Corp. (International gold exploration and mining company) .....       804,800    15,995,400

Northrop Grumman Corp. (Manufacturer of aircraft, aircraft assemblies
  and electronic systems for military and commercial use) ....................       255,900    16,969,369

Oracle Systems Corp.* (Database management software) .........................       480,200    17,827,425

PacifiCorp (Electric utility) ................................................       854,400    15,699,600

Parametric Technology Corp.* (Mechanical design software producer) ...........       529,400     7,345,425

Peco Energy Co. (Electric and gas utility) ...................................       416,900    17,457,688

Phillips Petroleum Co. (Petroleum exploration, production and refining) ......       247,700    12,462,406

ProLogis Trust (REIT) (Global owner of corporate distribution facilities) ....       219,800     4,450,950

Progressive Corp. (Property and casualty insurance company) ..................        45,300     6,568,500

    The accompanying notes are an integral part of the financial statements.

                            14 - SCUDDER GLOBAL FUND

                                                                                                  Market
                                                                                     Shares      Value ($)
------------------------------------------------------------------------------------------------------------
Sabre Group Holdings Inc. "A"* (Travel reservation system provider) ..........       300,300    20,645,625

Sterling Commerce, Inc.* (Producer of electronic data interchange products and
  services) ..................................................................       451,500    16,479,750

Stillwater Mining Co.* (Exploration and development of mines in Montana
  producing platinum, palladium and associated metals) .......................       647,050    21,150,447

Sun Microsystems, Inc.* (Producer of high-performance workstations, servers
  and networking software) ...................................................       299,800    20,648,725

US Airways Group, Inc.* (Airline) ............................................       265,100    11,548,419

USEC Inc. (Provider of enriched uranium products and services) ...............     1,978,200    29,425,725

Unocal Corp. (Explorer and producer of oil and gas) ..........................       295,400    11,705,225

UNUM Corp. (Provider of group disability and special risk insurance) .........       463,800    25,393,050

Williams Cos., Inc. (Gas pipeline operator and petroleum producer) ...........       430,700    18,331,669

XL Capital Ltd. "A" (Provider of insurance) ..................................       236,933    13,386,714
                                                                                               -----------
                                                                                               636,896,888
Total Common Stocks (Cost $1,161,137,466)                                                    1,541,683,179
------------------------------------------------------------------------------------------------------------

Total Investment Portfolio -- 100.0% (Cost $ $1,207,728,960) (a)                              1,588,590,065


    * Non-income producing security.

  (a) The cost for federal income tax purposes was $1,219,879,863. At June 30, 1999, net unrealized appreciation for all securities based on tax cost was $368,710,202. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $414,347,093 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $45,636,891.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $3,419,000 (.21% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1999 aggregated $5,260,000. These securities may also have certain restrictions as to resale.

(c) At June 30, 1999, these securities, in part or in whole, have been segregated to cover forward currency contracts.


    The accompanying notes are an integral part of the financial statements.

                            15 - SCUDDER GLOBAL FUND

                              Financial Statements

                       Statement of Assets and Liabilities

                               as of June 30, 1999






Assets
--------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $1,207,728,960) ......   $ 1,588,590,065
                  Cash .........................................................               528
                  Receivable for investments sold ..............................        17,918,592
                  Receivable for Fund shares sold ..............................        10,505,088
                  Dividends and interest receivable ............................         1,576,738
                  Foreign taxes recoverable ....................................         1,024,746
                  Other assets .................................................             1,241
                                                                                 -----------------
                  Total assets .................................................     1,619,616,998

Liabilities
--------------------------------------------------------------------------------------------------
                  Payable for investments purchased ............................         6,173,173
                  Payable for Fund shares redeemed .............................           985,106
                  Unrealized depreciation on forward currency exchange contracts            54,673
                  Accrued management fee .......................................         1,225,843
                  Other payables and accrued expenses ..........................           679,264
                                                                                   ---------------
                  Total liabilities ............................................         9,118,059
                  Net assets, at market value ..................................   $ 1,610,498,939

Net Assets
--------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Accumulated distributions in excess of net investment income .        (3,209,389)
                  Net unrealized appreciation (depreciation) on:
                     Investments ...............................................       380,861,105
                     Foreign currency related transactions .....................          (117,723)
                  Accumulated net realized gain (loss) .........................       144,298,156
                  Paid-in capital ..............................................     1,088,666,790
                  Net assets, at market value ..................................   $ 1,610,498,939

Net Asset Value
--------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                     ($1,610,498,939 / 51,461,588 shares of capital stock
                     outstanding, $.01 par value, 100,000,000 shares
                     authorized) ...............................................   $         31.30


    The accompanying notes are an integral part of the financial statements.

                            16 - SCUDDER GLOBAL FUND

                               Statement of Operations

                              year ended June 30, 1999


Investment Income
-----------------------------------------------------------------------------------------------------
                  Income:
                  Dividends (net of withholding taxes of $1,880,981) ................   $  25,583,903
                  Interest ..........................................................       8,332,797
                                                                                        -------------
                                                                                           33,916,700
                                                                                        -------------
                  Expenses:
                  Management fee ....................................................      14,936,557
                  Services to shareholders ..........................................       4,784,033
                  Custodian and accounting fees .....................................       1,077,981
                  Directors' fees ...................................................          47,073
                  Reports to shareholders ...........................................         250,977
                  Legal .............................................................          25,320
                  Auditing ..........................................................         111,361
                  Registration fees .................................................          49,603
                  Other .............................................................         131,347
                                                                                        -------------
                                                                                           21,414,252
                  Net investment income .............................................      12,502,448

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments .......................................................     186,056,003
                  Foreign currency related transactions (includes CPMF tax of $3,047)      (8,180,121)
                                                                                        -------------
                                                                                          177,875,882
                                                                                        -------------
                  Net unrealized  appreciation  (depreciation) during the period on:
                  Investments .......................................................     (90,456,649)
                  Foreign currency related transactions .............................         440,449
                                                                                        -------------
                                                                                          (90,016,200)
                  Net gain (loss) on investment transactions ........................      87,859,682

                  Net increase (decrease) in net assets resulting from operations ...   $ 100,362,130


    The accompanying notes are an integral part of the financial statements.

                            17 - SCUDDER GLOBAL FUND

                         Statements of Changes in Net Assets






                                                                                  Years Ended June 30,

Increase (Decrease) in Net Assets                                               1999                 1998
-------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ...............................   $    12,502,448    $    19,606,752
                  Net realized gain (loss) from investment transactions       177,875,882        212,859,587
                  Net unrealized appreciation (depreciation) on
                     investment transactions during the period ........       (90,016,200)        (2,170,185)
                                                                            -------------   ----------------
                  Net increase (decrease) in net assets resulting from
                     operations .......................................       100,362,130        230,296,154
                                                                            -------------   ----------------
                  Distributions to shareholders from:
                  Net investment income ...............................       (27,785,964)       (41,122,886)
                                                                            -------------   ----------------
                  Net realized gains from investment transactions .....      (132,754,958)      (214,025,939)
                                                                            -------------   ----------------
                  Fund share transactions:
                  Proceeds from shares sold ...........................       713,598,163        528,099,294
                  Net asset value of shares issued to shareholders in
                     reinvestment of distributions ....................       153,008,888        242,394,548
                  Cost of shares redeemed .............................      (962,137,062)      (583,899,199)
                                                                            -------------   ----------------
                  Net increase (decrease) in net assets from Fund share
                     transactions .....................................       (95,530,011)       186,594,643
                                                                            -------------   ----------------
                  Increase (decrease) in net assets ...................      (155,708,803)       161,741,972
                  Net assets at beginning of period ...................     1,766,207,742      1,604,465,770
                  Net assets at end of period (including   accumulated
                     distributions  in  excess  of  net  investment
                     income of $19,397,657, respectively) .............   $ 1,610,498,939    $ 1,766,207,742

Other Information
-------------------------------------------------------------------------------------------------------------
                  Shares outstanding at beginning of period ...........        54,499,264         47,646,208
                                                                            -------------   ----------------
                  Shares sold .........................................        23,857,882         16,505,655
                  Shares issued to shareholders in reinvestment of
                     distributions ....................................         5,351,753          8,610,819
                  Shares redeemed .....................................       (32,247,311)       (18,263,418)
                                                                            -------------   ----------------
                  Net increase (decrease) in Fund shares ..............        (3,037,676)         6,853,056
                  Shares outstanding at end of period .................        51,461,588         54,499,264


    The accompanying notes are an integral part of the financial statements.

                            18 - SCUDDER GLOBAL FUND

                                Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.






                                                                                Years Ended June 30,
                                                               1999(a)      1998(a)      1997(a)        1996         1995
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .................       $  32.41     $  33.67     $  28.73     $  25.64     $  23.93
Income from investment operations:
Net investment income ................................            .23          .38          .17          .24          .25
Net realized and unrealized gain (loss) on investments           1.82         3.82         6.58         3.94         1.91
Total from investment operations .....................           2.05         4.20         6.75         4.18         2.16
Less distributions from:
Net investment income ................................           (.55)        (.88)        (.28)        (.25)        (.11)
Net realized gains from investment transactions ......          (2.61)       (4.58)       (1.53)        (.84)        (.34)
Total distributions ..................................          (3.16)       (5.46)       (1.81)       (1.09)        (.45)

Net asset value, end of period .......................       $  31.30     $  32.41     $  33.67     $  28.73     $  25.64
--------------------------------------------------------------------------------------------------------------------------
Total Return (%) .....................................           7.18        14.93        24.91        16.65         9.11
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...............          1,610        1,766        1,604        1,368        1,168
Ratio of operating expenses to average daily net
   assets (%) ........................................           1.35         1.34         1.37         1.34         1.38
Ratio of net investment income to average daily net
  assets (%) .........................................            .79         1.19          .59          .84         1.03
Portfolio turnover rate (%) ..........................           70.2         51.3         40.5         29.1         44.4

(a) Per share amounts have been calculated using weighted average shares outstanding.


                            19 - SCUDDER GLOBAL FUND

                            Notes to Financial Statements

                         A. Significant Accounting Policies

Scudder Global Fund (the "Fund") is a diversified series of Global/International Fund, Inc., (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                            20 - SCUDDER GLOBAL FUND

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund is subject to a .20% Contribuicao Provisoria sobre Movimentacoes Financieras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments, forward contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Original issue discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

During the year ended June 30, 1999, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $768,428,551 and $923,755,660, respectively. Purchases and sales of U.S. Government obligations aggregated $309,134,395 and $411,742,405, respectively.

                            21 - SCUDDER GLOBAL FUND

                                 C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1% of the first $500,000,000 of average daily net assets, .95% of the next $500,000,000 of such net assets, 0.90% of the next $500,000,000 of such net assets and .85% on such net assets in excess of $1,500,000,000 computed and accrued daily and payable monthly. For the year ended June 30, 1999, the fee pursuant to such Agreement amounted to $14,936,557, which was equivalent to an annual effective rate of
 .94% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $2,380,471 charged to the Fund by SSC during the year ended June 30, 1999, of which $183,745 is unpaid at June 30, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended June 30, 1999, the amount charged to the Fund by STC aggregated $1,427,397, of which $118,894 is unpaid at June 30, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 1999, the amount charged to the Fund by SFAC aggregated $585,537, of which $48,212 is unpaid at June 30, 1999.

The Fund pays each Director not affiliated with the Adviser an annual retainer, divided equally among the series of the Corporation, plus specified amounts for attended board and committee meetings. For the year ended June 30, 1999, Directors' fees and expenses aggregated $47,073.

                                   D. Commitments

As of June 30, 1999, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized depreciation of $54,673.




                                                                                                 Net Unrealized
                                                                                                  Appreciation
                                                                                Settlement       (Depreciation)
           Contracts to Deliver                  In Exchange For                   Date              (U.S.$)
     ----------------------------------   ---------------------------------   --------------   --------------------

     Japanese Yen            3,381,423    U.S. Dollars           3,470,000       9/1/1999              88,577
     Japanese Yen           15,633,219    U.S. Dollars          15,750,000      9/10/1999             116,781
     U.S. Dollars            4,130,000    Japanese Yen           4,146,909      9/29/1999              16,909
     Japanese Yen           67,919,161    U.S. Dollars          67,642,221      9/29/1999            (276,940)
                                                                                                     ---------
                                                                                                      (54,673)
                                                                                                     =========

                            22 - SCUDDER GLOBAL FUND

                                  E. Line of Credit

The Fund and several Scudder funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.


                            23 - SCUDDER GLOBAL FUND

                       Report of Independent Accountants

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Scudder Global Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global Fund (the "Fund") at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
August 9, 1999


                            24 - SCUDDER GLOBAL FUND

                                Tax Information

The Fund paid distributions of $2.44 per share from net long-term capital gains during its year ended June 30, 1999, of which 100% represents 20% rate gains.

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $194,000,000 as capital gain dividends for its year ended June 30, 1999, of which 100% represents 20% rate gains.

For corporate shareholders, 31% of the income dividends paid during the Fund's fiscal year ended June 30, 1999 qualified for the dividends received deduction.

The Fund paid foreign taxes $1,880,981 and earned $6,506,792 of foreign source income during the year ended June 30, 1999. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.13 per share as income earned from foreign sources for the year ended June 30, 1999.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have a specific questions about your account, please call 1-800-SCUDDER.


                            25 - SCUDDER GLOBAL FUND

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                                  intentionally
                                   left blank.


                            26 - SCUDDER GLOBAL FUND

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                                  intentionally
                                   left blank.

                            27 - SCUDDER GLOBAL FUND

Daniel Pierce*
Chairman of the Board,
Vice President and Director

William E. Holzer*
President

Paul Bancroft III
Director; Venture Capitalist and Consultant

Sheryle J. Bolton
Director; Chief Executive Officer, Scientific Learning Corporation

William T. Burgin
Director; General Partner, Bessemer Venture Partners

Keith R. Fox
Director; Private Equity Investor

William H. Luers
Director; Chairman and President, U.N. Association of the U.S.A.

Kathryn L. Quirk*
Director, Vice President and Assistant Secretary

Joan E. Spero
Director; President, Doris Duke Charitable Foundation

Thomas J. Devine
Honorary Director; Consultant

William H. Gleysteen, Jr.
Honorary Director; Consultant; Guest Scholar, Brookings Institute

Robert G. Stone, Jr.
Honorary Director; Chairman Emeritus of the Board and Director,
  Kirby Corporation

Susan E. Dahl*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Gerald J. Moran*
Vice President

M. Isabel Saltzman*
Vice President

John Millette*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary



                          *Scudder Kemper Investments, Inc.

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------


                            30 - SCUDDER GLOBAL FUND

Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies -- with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York



                            31 - SCUDDER GLOBAL FUND

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER